AMENDMENT TO STRATEGIC ALLIANCE AGREEMENT

THIS AMENDMENT made as of the 14th day of June 2010 by and among PHL Variable Insurance Company (“PHLVIC”), Phoenix Life Insurance Company (“PLIC”, and together with PHLVIC, “PHL Variable”), Phoenix Equity Planning Corporation (“PEPCO”, and together with PHLVIC and PLIC, the “PHL Parties”), and Investors Capital Corporation (“ICC”).

RECITALS

The PHL Parties and ICC have entered into a Strategic Alliance Agreement effective as of the date the Registration Statement, as defined in the Strategic Alliance Agreement, is declared effective by SEC (the “Agreement”).

The PHL Parties and ICC desire to clarify a term of the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the parties do hereby agree to amend the Agreement as follows:

Section 3.10 of the Agreement is hereby deleted and replaced with the following section 3.10 as of the effective date of the Agreement.

3.10	Master Group Annuity Contracts. ICC shall cause itself or an Affiliate to enter into the Master Group Annuity Contracts by and between PHLVIC and ICC or an Affiliate, and by and between PLIC and ICC or an Affiliate. To the extent an Affiliate of ICC holds a Master Group Annuity Contract pursuant to this section 3.10, ICC shall be fully responsible for the obligations of the Master Group Annuity Contract Holder under the Master Group Annuity Contracts and, with respect to any such contract, PHLVIC or PLIC, as applicable, shall deal directly with ICC as if ICC were the Master Group Annuity Contract Holder.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment through their undersigned duly elected officers as of this 23rd day of June, 2010.

PHL VARIABLE INSURANCE COMPANY		PHOENIX EQUITY PLANNING CORPORATION

BY:	/S/ KATHLEEN A. MCGAH	BY:	/S/ KATHLEEN A. MCGAH
NAME:	KATHLEEN A. MCGAH	NAME:	KATHLEEN A. MCGAH
TITLE:	VICE PRESIDENT	TITLE:	VICE PRESIDENT

PHOENIX LIFE INSURANCE COMPANY		INVESTORS CAPITAL CORPORATION

BY:	/S/ JOHN V. LAGRASSE	BY:	/S/ THEODORE E. CHARLES
NAME:	JOHN V. LAGRASSE	NAME:	THEODORE E. CHARLES
TITLE:	EXECUTIVE VICE PRESIDENT	TITLE:	DIRECTOR